SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

          Diversified Investors Portfolios - Small-Cap Value Portfolio
                (Name of Registrant as Specified In Its Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

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calculated and state how it was determined):

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

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4) Date Filed:

                             DIVERSIFIED INVESTORS
                              SMALL-CAP VALUE FUND

                           DIVERSIFIED INSTITUTIONAL
                              SMALL-CAP VALUE FUND
                            Four Manhattanville Road
                            Purchase, New York 10577

June 28, 2005

Dear Shareholder:

     The enclosed information statement describes a new subadviser for the Small-Cap Value Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Small-Cap Value Fund and Diversified Institutional Small-Cap Value Fund are invested. On April 14, 2005, with the approval of the Board of Trustees of the Small-Cap Value Portfolio, a new subadviser, EARNEST Partners, LLC, replaced Sterling Capital Management LLC, as the subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes EARNEST Partners and the terms of the Subadvisory Agreement with EARNEST Partners. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                      Sincerely,


                                      Robert F. Colby
                                      Secretary

                           SMALL-CAP VALUE PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577

June 28, 2005

Dear Investor:

     The enclosed information statement describes a new subadviser for the Small-Cap Value Portfolio. On April 14, 2005, with the approval of the Board of Trustees of the Small-Cap Value Portfolio, a new subadviser, EARNEST Partners, LLC, replaced Sterling Capital Management LLC, as the subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes EARNEST Partners and the terms of the Subadvisory Agreement with EARNEST Partners. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                      Sincerely,


                                      Robert F. Colby
                                      Secretary

                           SMALL-CAP VALUE PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in the Small-Cap Value Portfolio (referred to as the Portfolio) by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's adviser, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadviser, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on April 23, 1993 and commenced operations on July 1, 1994. The Portfolio's mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2004, including audited financial statements, has previously been sent to investors and is available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about June 28, 2005.

BACKGROUND

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, five feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994. The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to such agreement (referred to as the Independent Trustees), on March 28, 2005. The Advisory Agreement was most recently submitted to a vote of investors on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreement appears below. See "Existing Advisory Agreement."

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Portfolio's Board of Trustees, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and (iii) reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

EARNEST Partners, LLC ("EARNEST Partners") became the subadviser to the Portfolio on April 14, 2005. This Information Statement describes EARNEST Partners and its subadvisory agreement relating to the Portfolio.

EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (referred to as the 1940
Act). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents and service providers, preparing and filing with the Securities and Exchange Commission documents such as Registration Statements, and maintaining the Portfolio's books and records.

The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Adviser is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Diversified Advisory Fees."

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

FORMER SUBADVISER

Sterling Capital Management LLC

Prior to April 14, 2005, Sterling Capital Management LLC ("Sterling Capital") served as the investment subadviser of the Portfolio. Sterling Capital was founded in 1971 and has been a registered investment adviser since August 16, 1972. The principal business address of Sterling Capital is Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211.

Sterling Capital provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between Sterling Capital and the Adviser (referred to as the Sterling Capital Subadvisory Agreement). As a subadviser of the Portfolio, Sterling Capital was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Sterling Capital Subadvisory Agreement and the investment objectives of the Portfolio.

The Sterling Capital Subadvisory Agreement was dated as of March 22, 2002. The Board of Trustees of the Portfolio, including a majority of the Independent Trustees, last approved the Sterling Capital Subadvisory Agreement, prior to the Board's decision to replace Sterling Capital as a subadvisor to the Portfolio, on December 10, 2004.

At a meeting of the Portfolio's Board of Trustees held on March 28, 2005, the Board considered, at the Adviser's recommendation, the termination of Sterling Capital as the subadviser of the Portfolio. The Trustees reviewed the Portfolio's performance and considered the ability of Sterling Capital to continue to effectively manage the Portfolio. The Trustees noted Sterling Capital's organizational changes and mediocre performance. As discussed below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the Sterling Capital Subadvisory Agreement and to enter into a new Subadvisory Agreement with EARNEST Partners. Accordingly, effective April 14, 2005, the Adviser terminated the Sterling Capital Subadvisory Agreement and entered into new Subadvisory Agreement with EARNEST Partners (referred to as the EARNEST Partners Subadvisory Agreement).

COMPARISON OF THE SUBADVISORY AGREEMENTS

The principal differences between the Sterling Capital Subadvisory Agreement and the EARNEST Partners Subadvisory Agreement are the effective and termination dates. A description of the investment advisory fees to be paid by the Adviser to EARNEST Partners appears below under the captions "EARNEST Partners Subadvisory Fee." A comparison of that fee to the fee paid by the Adviser to Sterling appears below under the caption "Sterling Capital Subadvisory Fee."

The EARNEST Partners Subadvisory Agreement became effective on April 14, 2005 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The EARNEST Partners Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser with the approval of the Portfolio's Board of Trustees. The EARNEST Partners Subadvisory Agreement may be terminated by EARNEST Partners upon 90 days' advance written notice to the Adviser. The EARNEST Partners Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Sterling Capital Subadvisory Agreement contained similar provisions.

Under the terms of the EARNEST Partners Subadvisory Agreement, EARNEST Partners furnishes continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement of Form N-1A. The Sterling Capital Subadvisory Agreement contained similar provisions.

The EARNEST Partners Subadvisory Agreement provides that EARNEST Partners is responsible only for managing the assets of the Portfolio allocated to it in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and is to incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended. Further, EARNEST Partners is not be responsible for any loss incurred by reason of any act or omission of any custodian, broker or dealer. The EARNEST Partners Subadvisory Agreement also provides that EARNEST Partners will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the EARNEST Partners Subadvisory Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and to brokers and commission merchants, fines, taxes, penalties and interest. EARNEST Partners is liable, however, for any liability, damages or expenses of the Adviser to which EARNEST Partners would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or violation of applicable law or disregard of the duties owed by any of its employees in the performance of EARNEST Partners' duties under the EARNEST Partners Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above would have been inapplicable. The Sterling Capital Subadvisory Agreement contained similar provisions, with the exception of the limits of exculpation with respect to the acts or omissions of any custodian, broker or dealer.

The EARNEST Partners Subadvisory Agreement provides the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to EARNEST Partners, or to any other fund or account for which EARNEST Partners provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which EARNEST Partners provides investment advisory services. The Sterling Capital Subadvisory Agreement contained a similar provision.

The EARNEST Partners Subadvisory Agreement provides that, upon written request, EARNEST Partners will make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate actions and any other rights pertaining to the securities comprising the Assets shall be exercised. Diversified, however, assumes the responsibility for the actual voting of any voting rights. The Sterling Capital Subadvisory Agreement contained similar provisions, but also made Sterling Capital responsible for the voting of such rights.

Investors should refer to Exhibit B attached hereto for the complete terms of the Subadvisory Agreement with EARNEST Partners. The description of the EARNEST Partners Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit B.

DIVERSIFIED ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.82% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2004 to December 31, 2004 were $1,150,035. An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of December 31, 2004, the Small-Cap Value Portfolio had net assets of $172,735,949.

EARNEST PARTNERS SUBADVISORY FEE

Under the EARNEST Partners Subadvisory Agreement, the Adviser (not the Portfolio) pays EARNEST Partners for its services on the basis of the following annual fee schedule:

                         EARNEST Partners Fee Schedule

      0.50% of net assets of the Portfolio allocated to EARNEST Partners.

For purposes of calculating the subadvisory fee, the net assets of the Portfolio are valued at their market value. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fees are paid quarterly.

STERLING CAPITAL SUBADVISORY FEE

Under the Sterling Capital Subadvisory Agreement, the Adviser (not the Portfolio) paid Sterling for its services on the basis of the following annual fee schedule:

                         Sterling Capital Fee Schedule

          0.50% of net assets of the Portfolio allocated to Sterling.

For purposes of calculating the subadvisory fee, the net assets of the Portfolio were valued at their market value. Under the Sterling Capital Subadvisory Agreement, fees were calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fees were paid quarterly.

Fees paid to Sterling Capital for services provided pursuant to Sterling Capital Subadvisory Agreement for the period from January 1, 2004 to December 31, 2004 were $698,171. Fees that would have been payable to EARNEST Partners for services provided pursuant to the EARNEST Partners Subadvisory Agreement for the same period, had the EARNEST Partners Subadvisory Agreement been in effect for such period, would have been the same as those paid to Sterling. Investors should note that the Adviser, not the Portfolio, pays all subadvisory fees.

Neither Sterling nor any affiliate of Sterling received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2004.

For the Portfolio's fiscal year ended December 31, 2004, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser, Sterling or EARNEST Partners.

INFORMATION REGARDING EARNEST PARTNERS

EARNEST Partners was established in 1997 and has been registered as an investment adviser with the Securities and Exchange Commission since 1999. The principal offices of EARNEST Partners are located at 75 14th Street, Suite 2300, Atlanta, Georgia 30309.

EARNEST Partners is a Georgia Limited Liability Company which is wholly owned by EARNEST Holdings, LLC, whose principal offices are located at 75 14th Street, Suite 2300, Atlanta, Georgia 30309. Paul E. Viera, Jr. holds a controlling interest in EARNEST Holdings, LLC.

Paul E. Viera, Jr., the Chief Executive Officer of EARNEST, is responsible for the day-to-day management of the Portfolio on behalf of EARNEST. Mr. Viera has been with EARNEST since its inception in 1997.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and directors of EARNEST Partners as of April 30, 2005. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

                                       Position with EARNEST Partners and
                                       Principal Occupation if Different
Name                                   from Position(s)with EARNEST Partners

Paul E. Viera, Jr.                     Chief Executive Officer

Matthew Bronfman                       Partner and Director

James M. Wilson                        Chief Compliance Officer

No officer or Trustee of the Portfolio currently is a director, officer or employee of EARNEST Partners. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any material direct or indirect interest in EARNEST Partners or any other person controlling, controlled by or under common control with EARNEST Partners. Since January 1, 2004, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which EARNEST Partners was or is to be a party.

MANAGEMENT ACTIVITIES. As of April 30, 2005, EARNEST Partners had over $15.8 billion of assets under management.

EARNEST Partners acts as investment adviser or subadviser for the following registered investment companies with investment objectives similar to the Portfolio.


         FUNDS                                       TOTAL NET ASSETS                        MANAGEMENT FEES
                                                    (as of December 31,
                                                          2004)
----------------------------------------------------------------------------------------------------------------------------
Harbor Small Cap Value Fund                            $615,120,121           First $500 million                  .50 of 1%
                                                                              Next $500 million                   .40 of 1%
                                                                              Thereafter                          .30 of 1%

JPMorgan Multi-manager Small                           $131,607,510           All assets                          .55 of 1%
Cap Value Fund

Prudential Series Diversified                           $8,825,240            All assets                          .40 of 1%
Conservative Growth

Strategic Partners Conservative                         $8,597,342            All assets                          .40 of 1%
Growth (Prudential)

Strategic Partners Moderate                            $24,278,070            All assets                          .40 of 1%
Growth (Prudential)

Strategic Partners High Growth                         $25,816,085            All assets                          .40 of 1%
(Prudential)

Strategic Partners Small                               $43,428,798            All assets                          .40 of 1%
Capitalization Value (Prudential)


Target Portfolio Trust Small-Cap                       $134,360,815           All assets                          .40 of 1%
Value (Prudential)

Diversified Investors Special                          $233,483,919           All assets                          .50 of 1%
Equity Portfolio


EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on March 28, 2005, the Board of Trustees of the Portfolio authorized the Adviser to terminate the Sterling Capital Subadvisory Agreement and approved the EARNEST Partners Subadvisory Agreement following presentations by the Adviser and representatives of EARNEST Partners. Discussed below are some of the material factors considered by the Board of Trustees.

Before authorizing the Adviser to terminate the Sterling Capital Subadvisory Agreement, the Board reviewed with the Adviser its recommendation that the services of Sterling Capital as subadviser of the Portfolio be terminated and reviewed recent performance of the portion of the Portfolio managed by Sterling. The Trustees noted Sterling's mediocre performance as subadviser to the Portfolio, and discussed Sterling Capital's weak composite performance compared to the Russell 2000 Value Index for the three- and five-year periods ended December 31, 2004. Additionally, the Trustees noted the organizational changes at Sterling Capital resulting from Branch Banking & Trust's purchase of a 70% interest in Sterling Capital, and the potential impact of those changes on the Portfolio.

The Trustees evaluated a number of potential subadvisers to replace Sterling Capital. In considering EARNEST Partners, the Trustees focused particularly on EARNEST Partners' distinctive investment approach which utilizes a quantitative model to identify small-cap value stocks based on performance drivers in a number of industry groups, using statistical methods to analyze each stock's contribution to the portfolio's risk profile, and then performing in-depth research on the fundamentals of each company.

As part of their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by EARNEST Partners. The Trustees reviewed and discussed information regarding EARNEST Partners' fees and past performance. In particular, the Trustees noted that EARNEST Partners' composite performance for the one-, three-, five- and seven-year periods ended December 31, 2004 compared favorably to the Russell 2000 Value Index for each of those periods. The Trustees also observed that the proposed subadvisory fee was the same as that charged by Sterling Capital.

In evaluating EARNEST Partners' ability to provide services to the Portfolio, the Trustees considered information as to EARNEST Partners' investment management experience (including total assets under management), business organization, financial resources, personnel, philosophy and other matters. The Trustees considered information with respect to EARNEST Partners' operations and history. In particular, the Trustees noted that the investment adviser had had very low analyst turnover since its inception in 1993.

The Trustees also considered whether the terms of the EARNEST Partners Subadvisory Agreements, which are summarized above, were in the best interests of the Portfolio and its holders of beneficial interests. The Adviser then discussed the timing of the transition to the new subadvisers and how the transition could be accomplished with minimal disruption or expense.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the EARNEST Partners Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the EARNEST Partners Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Subadvisory Agreement with Sterling and approved the EARNEST Partners Subadvisory Agreement.

                             ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four
Manhattanville Road, Purchase, New York 10577.

As of April 30, 2005, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of April 30, 2005 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:


                                                          AMOUNT AND
                                                      NATURE OF BENEFICIAL                      PERCENTAGE OF
           NAME & ADDRESS OF INVESTOR                     OWNERSHIP                         BENEFICIAL OWNERSHIP
  ---------------------------------------------- ---------------------------------- ---------------------------------
  Diversified Investment Advisors                         $65,561,367.93                         39.04%
  Collective Trust

  Diversified Investors Small-Cap Value                   $84,265,584.36                         50.18%
  Fund, a series of The
  Diversified Investors Funds Group

  Diversified Institutional Small-Cap                     $17,593,585.59                         10.48%
  Value Fund, a series of The
  Diversified Investors Funds Group II


The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                                      By Order of the Board of Trustees,



                                      Robert F. Colby, Secretary


June 28, 2005

                                                                      Exhibit A


                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Small-Cap Value Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:


     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

       (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

     (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v) maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to 0.82% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                               Diversified Investors Portfolios

/s/ John F. Hughes
--------------------------
    John F. Hughes
                                      By: /s/ Tom Schlossberg
                                         --------------------------------
                                              Tom Schlossberg
                                              Chairman and President


Attest:                               Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr
-------------------------
    Catherine A. Mohr
                                      By: /s/ Gerald L. Katz
                                         --------------------------------
                                              Gerald L. Katz
                                              Vice President and CFO

                                                                      Exhibit B


                        INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of April 7, 2005 ("Agreement") by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and EARNEST Partners, LLC ("Subadvisor").

     WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Small-Cap Value Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees and communicated to the Subadvisor in writing ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth. Subadvisor's responsibility for providing investment advice to the Portfolio is limited to that discrete portion of the Portfolio represented by the Assets and Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Portfolio's assets concerning Portfolio transactions in securities or other assets.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     Upon written request, the Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate actions and any other rights pertaining to the securities comprising the Assets shall be exercised. Diversified, however, will assume the responsibility for the actual voting of any voting rights.

     Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which the Subadvisor is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the NASD.

     On occasions when Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Subadvisor, Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadvisor in the manner Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Representations of Diversified. Diversified hereby acknowledges receipt of the Subadvisor's Form ADV, Part II (which also includes its privacy policy) at least 48 hours prior to the effective date of this Agreement pursuant to Rule 204-3 under the Investment Advisers Act of 1940. The Subadvisor annually shall deliver, or offer in writing to deliver, upon written request of Diversified and without charge, Form ADV, Part II.

     6. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. (vii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any custodian, including but not limited to any loss arising from, on account of or in connection with any custodian failing to timely notify the Subadvisor of any corporate action or similar transaction. (viii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer; provided, however, that the Subadvisor will make reasonable efforts to require that brokers and dealers selected by the Subadvisor perform their obligations with respect to Diversified. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or disregard of the duties owed pursuant to this Agreement by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     7. Disclosure/Compliance Obligations. Subadviser agrees that, during the term of this Agreement, Subadvisor shall disclose to Diversified the identity of any other commingled investment fund product managed by the Subadviser in a substantially similar manner to the strategy employed under this Agreement if, to the best knowledge of the Subadviser, such commingled investment funds is sold in retirement plan marketplaces in competition with the Portfolio. In addition, Subadviser agrees to provide Diversified with all written compliance policies and procedures of the Subadviser (and all updates thereto) and otherwise comply with all reasonable requests by Diversified to ensure compliance with all applicable securities and other laws.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval and, if required under applicable law, the vote of a majority of the outstanding voting securities of the Portfolio..

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     9. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets will be made available promptly to the Portfolio on request.

     10. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     11. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

Diversified has delivered, or will deliver to Subadvisor, current copies and supplements thereto of each of the Prospectus and SAI pertaining to the Portfolio, and will deliver to it all future amendments and supplements, if any.

     12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     13. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     Diversified represents to Subadvisor that it will disclose to Subadvisor promptly after it has knowledge of any significant change or variation in its management structure or personnel that is material to this Agreement. In addition, Diversified represents to Subadvisor that it will similarly disclose to Subadvisor, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Subadvisor represents to Diversified that any information received by Subadvisor pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     14. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                Diversified Investment Advisors, Inc.


                                By:     /s/ Robert F. Colby
                                    ----------------------------------
                                        Robert F. Colby
                                        Senior Vice President & General Counsel


                                 EARNEST Partners, LLC


                                 By:     /s/ James M. Wilson
                                     ----------------------------------
                                         James M. Wilson
                                         Chief Compliance Officer

                                   SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  Fee Schedule


                               .0050 of net assets

Net assets are equal to the market value of the portion of the Portfolio allocated to the Subadvisor. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.